AMSC Reports First Quarter Fiscal 2018 Financial Results and Provides Business Outlook

Company to host conference call tomorrow, August 1 at 10:00 am ET

Ayer, MA – July 31, 2018 – AMSC (Nasdaq: AMSC), a global solutions provider serving wind and power grid industry leaders, today reported financial results for its first quarter of fiscal 2018 ended June 30, 2018.

Revenues for the first quarter of fiscal 2018 were $12.6 million, compared with $8.9 million for the same period of fiscal 2017. The year-over-year increase was driven by higher Grid segment revenues versus the year ago period, coupled with higher Wind segment revenues, due to increased shipments of electric control systems to Inox during the first quarter of fiscal 2018.

AMSC’s net loss for the first quarter of fiscal 2018 was $4.7 million, or $0.23 per share, compared to $15.3 million, or $0.91 per share, for the same period of fiscal 2017. The Company’s non-GAAP net loss for the first quarter of fiscal 2018 was $3.6 million, or $0.18 per share, compared with a non-GAAP net loss of $15.4 million, or $0.92 per share, in the same period of fiscal 2017. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents and restricted cash on June 30, 2018 totaled $26.9 million, compared with $34.2 million at March 31, 2018.

“Our Grid segment delivered strong results in the first quarter of fiscal 2018,” said Daniel P. McGahn, President and CEO, AMSC. “We expect revenue growth in our Grid business again this year and revenue growth in our Wind segment this year, driven by what we anticipate will be a recovery in the wind market in India.”

Business Outlook
For the second quarter ending September 30, 2018, AMSC expects that its revenues will be in the range of $13 million to $15 million. The Company's non-GAAP net loss (as defined below) is expected not to exceed $6 million, or $0.29 per share. The Company expects non-GAAP operating cash flow (as defined below), exclusive of any net proceeds received by the Company from the Sinovel settlement, to be from break-even to a burn of $2 million in the second quarter of fiscal 2018. The Company expects to net approximately

AMSC Reports Q1FY18 Results	Page 2

$27 million in proceeds (after expenses and taxes) from the first payment of the Sinovel settlement received on July 4, 2018. The Company expects cash, cash equivalents and restricted cash on September 30, 2018, to be no less than $53 million. The Company’s net income for the second quarter of fiscal 2018 is expected to be no less than $21 million, or $1.01 per share.

Conference Call Reminder
In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Wednesday, August 1, 2018, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at http://www.amsc.com/investors. The live call also can be accessed by dialing 877-260-1479 and using conference ID 9817158. A replay of the call may be accessed 3 hours following the call by dialing (888) 203-1112 and using conference ID 9817158.

About AMSC (Nasdaq: AMSC)
AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. The Company’s solutions are now powering gigawatts of renewable energy globally and are enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, Windtec, Gridtec, and Smarter, Cleaner … Better Energy are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release about our expectation that our grid business will grow revenue again in fiscal 2018, our expectation that our Wind segment will grow revenue in fiscal 2018, our anticipation that there will be a recovery in the India wind market; our expected financial results for the quarter ending September 30, 2018, our expected GAAP and non-GAAP operating cash flow during the quarter ending September 30, 2018, our expected net proceeds (after expenses and taxes) from the first payment of the Sinovel settlement, our expected cash, cash equivalents and restricted cash balance on September 30, 2018, and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: A significant portion of our revenues are derived from a single customer, Inox, and we cannot predict if and when Inox’s demand dislocation will be resolved, and to the extent resolved, how successful Inox will be under India’s new central and state auction regime; We have a history of operating losses and negative operating cash flows, which may continue in the future and require us to secure additional financing in the future; Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; Our financial condition may have an adverse effect on our customer and supplier relationships; Lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business. Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We rely upon third-party suppliers for the components and sub-assemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Failure to successfully execute the move of our former Devens, Massachusetts manufacturing facility or achieve expected savings following the move could adversely impact our financial performance; We may not realize all of the sales expected from our backlog of orders and contracts; Our success depends upon the commercial use of high temperature superconductor products, which is currently limited, and a widespread commercial market for our products may not develop; Growth of the wind energy market depends largely

AMSC Reports Q1FY18 Results	Page 3

on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government, and additional funding of such contracts may not be approved by the U.S. Congress; Tax reform in the U.S. may negatively affect our operating results; We have operations in and depend on sales in emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We face risks related to our intellectual property; We face risks related to our legal proceedings; We face risks relating to our settlement with Sinovel; and the important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2018, Part II. Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q1FY18 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended June 30,
	2018	2017
Revenues
Wind	$3,678	$2,278
Grid	8,929	6,645
Total revenues	12,607	8,923

Cost of revenues	8,714	13,409

Gross margin	3,893	(4,486)

Operating expenses:
Research and development	2,840	2,717
Selling, general and administrative	5,786	6,138
Amortization of acquisition-related intangibles	85	13
Restructuring	310	1,339
Total operating expenses	9,021	10,207

Operating loss	(5,128)	(14,693)

Change in fair value of warrants	(464)	925
Interest income (expense), net	201	(10)
Other income (expense), net	609	(1,374)
Loss before income tax (benefit) expense	(4,782)	(15,152)

Income tax (benefit) expense	(45)	100

Net loss	$(4,737)	$(15,252)

Net loss per common share
Basic	$(0.23)	$(0.91)
Diluted	$(0.23)	$(0.91)

Weighted average number of common shares outstanding
Basic	20,167	16,778
Diluted	20,167	16,778

AMSC Reports Q1FY18 Results	Page 5

UNAUDITED CONSOLIDATED BALANCE SHEET
(In thousands, except per share data)

	June 30, 2018	March 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$26,750	$34,084
Accounts receivable, net	11,532	7,365
Inventory	18,353	19,780
Note receivable, current portion	3,000	3,000
Prepaid expenses and other current assets	4,709	2,947
Total current assets	64,344	67,176

Property, plant and equipment, net	11,554	12,513
Intangibles, net	3,145	3,230
Note receivable, long term portion, net of discount of $280 as of June 30, 2018 and net of discount of $336 and deferred gain of $105 as of March 31, 2018	2,720	2,559
Goodwill	1,719	1,719
Restricted cash	165	165
Deferred tax assets	516	542
Other assets	283	271
Total assets	$84,446	$88,175

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$15,144	$12,625
Derivative liabilities	1,681	1,217
Deferred revenue, current portion	11,433	13,483
Total current liabilities	28,258	27,325

Deferred revenue, long term portion	8,040	8,454
Deferred tax liabilities	110	110
Other liabilities	98	57
Total liabilities	36,506	35,946

Stockholders' equity:
Common stock	214	211
Additional paid-in capital	1,041,980	1,041,113
Treasury stock	(1,884)	(1,645)
Accumulated other comprehensive income	667	883
Accumulated deficit	(993,037)	(988,333)
Total stockholders' equity	47,940	52,229
Total liabilities and stockholders' equity	$84,446	$88,175

AMSC Reports Q1FY18 Results	Page 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(4,737)	$(15,252)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	1,150	4,345
Stock-based compensation expense	785	754
Provision for excess and obsolete inventory	144	250
Change in fair value of warrants	464	(925)
Non-cash interest expense	(56)	19
Other non-cash items	(394)	718
Changes in operating asset and liability accounts:
Accounts receivable	(4,192)	319
Inventory	(459)	1,719
Prepaid expenses and other current assets	(332)	(273)
Accounts payable and accrued expenses	75	(404)
Deferred revenue	666	3,300
Net cash used in operating activities	(6,886)	(5,430)

Cash flows from investing activities:
Net cash used in investing activities	(166)	(89)

Cash flows from financing activities:
Net cash provided by/(used in) financing activities	(238)	15,105

Effect of exchange rate changes on cash	(44)	412

Net increase/(decrease) in cash, cash equivalents and restricted cash	(7,334)	9,998
Cash, cash equivalents and restricted cash at beginning of period	34,249	27,744
Cash, cash equivalents and restricted cash at end of period	$26,915	$37,742

AMSC Reports Q1FY18 Results	Page 7

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended June 30,
	2018	2017
Net loss	$(4,737)	$(15,252)
Stock-based compensation	785	754
Amortization of acquisition-related intangibles	85	13
Consumption of zero cost-basis inventory	(249)	(57)
Change in fair value of warrants	464	(925)
Non-cash interest expense	—	19
Tax effect of adjustments	40	9
Non-GAAP net loss	$(3,612)	$(15,439)

Non-GAAP net loss per share	$(0.18)	$(0.92)
Weighted average shares outstanding - basic and diluted	20,167	16,778

Reconciliation of Forecast GAAP Net Income to Non-GAAP Net Loss
(In millions, except per share data)

Three months ending
September 30, 2018
Net income	$21
Stock-based compensation	1
Amortization of acquisition-related intangibles	<1
Sinovel settlement (net of legal fees, expenses and other non-cash adjustments)	(31)
Tax effect of adjustments	3
Non-GAAP net loss	$(6)
Non-GAAP net loss per share	$(0.29)
Shares outstanding	21

Reconciliation of Forecast GAAP Operating Cash Flow to Non-GAAP Operating Cash Flow
(In millions)

Three months ending
September 30, 2018
Operating cash flow	$25
Sinovel settlement (net of legal fees and expenses)	(30)
Tax effect of adjustments	3
Non-GAAP operating cash flow	$(2)

Note: Non-GAAP net loss is defined by the Company as net income (loss) before; stock-based compensation; amortization of acquisition-related intangibles; consumption of zero cost-basis inventory; change in fair value of warrants; non-cash interest

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expense; Sinovel settlement (net of legal fees, expenses and other non-cash adjustments); tax effect of adjustments; and other unusual charges or items. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. The Company is not able to provide the change in fair value of warrants on a forward-looking basis without unreasonable efforts because the calculation for that change is primarily driven by the closing price and volatility of the Company's stock at the end of each fiscal quarter, which cannot be reasonably estimated at this time. Actual non-GAAP net loss for the fiscal quarter ending September 30, 2018, including the above adjustments, may differ materially from those forecasted in the table above.
Non-GAAP operating cash flow is defined by the Company as operating cash flow before; Sinovel settlement (net of legal fees and expenses); tax effect of adjustments; and other unusual cash flows or items. The Company believes non-GAAP operating cash flow assists management and investors in comparing the Company’s operating cash flow across reporting periods on a consistent basis by excluding these non-recurring cash items that it does not believe are indicative of its core operating cash flow. Actual non-GAAP operating cash flow for the fiscal quarter ending September 30, 2018, including the above adjustments, may differ materially from that forecasted in the table above.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net loss is set forth in the table above.

AMSC Investor Relations
Brion D. Tanous
Phone: 424-634-8592
Email: Brion.Tanous@amsc.com

AMSC Public Relations
Nicol Golez
Phone: 978-399-8344
Email: Nicol.Golez@amsc.com